UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2013

CYALUME TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52247	20-3200738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Windsor Street , West Springfield MA	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 858-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2013, the stockholders of Cyalume Technologies Holdings, Inc. (the “Company”) approved amendments to the Company’s Fifth Amended and Restated Certificate of Incorporation, as set forth in Item 5.07 below. The amendments were effected pursuant to a Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on July 9, 2013. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on July 9, 2013 (“Annual Meeting”). There were 20,738,260 shares of common stock entitled to be voted, and 16,628,709 shares present in person or by proxy, at the Annual Meeting.

Seven items of business was acted upon by stockholders at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2013. The voting results are as follows:

1.	Election of Directors:

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the Annual Meeting in 2014.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Winston J. Churchill	12,481,427	143,891	3,997,391
Alain Dobkin	12,545,479	79,839	3,997,391
Yaron Eitan	12,275,335	349,983	3,997,391
Jason Epstein	12,472,077	153,241	3,997,391
Andrew Intrater	12,484,930	140,388	3,997,391
John G. Meyer, Jr.	12,625,318	0	3,997,391
Zivi Nedivi	12,495,562	129,756	3,997,391
Thomas Rebar	12,625,218	100	3,997,391
James Schleck	12,625,318	0	3,997,391
James Valentine	12,545,154	80,164	3,997,391

2.	Amendment of the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock which the Company shall have authority to issue from 50,000,000 to 100,000,000:
Votes For	Votes Against	Votes Abstain	Broker Non-Votes
16,490,698	130,756	1,255	0

3.	Amendment of the Company’s Fifth Amended and Restated Certificate of Incorporation to eliminate stockholder action by written consent unless otherwise approved in advance by the Board of Directors:
Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,397,681	226,931	706	3,997,391

4.	Amendment of the Company’s Fifth Amended and Restated Certificate of Incorporation to require an affirmative vote of holders of at least two-thirds of the combined voting power of the then outstanding shares of capital stock of the Company to amend certain provisions of the Fifth Amended and Restated Certificate of Incorporation:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,367,149	258,169	0	3,997,391

5.	Amendment of the Company’s 2009 Omnibus Securities and Incentive Plan to increase the aggregate number of shares of common stock that may be issued under the Plan to 2,650,000:
Votes For	Votes Against	Votes Abstain	Broker Non-Votes
12,300,975	322,537	1,806	3,997,391

6.	Approval, on a non-binding advisory basis, of the compensation of our named executive officers (“say-on-pay”):
Votes For	Votes Against	Votes Abstain	Broker Non-Votes
11,861,617	143,645	620,056	3,997,391

7.	Approval, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-Votes
1,058,547	335,409	8,175,428	3,055,934	3,997,391

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description

3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 12, 2013	CYALUME TECHNOLOGIES HOLDINGS, INC

		By:	/s/ Michael Pellicci
Michael Pellicci
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 9, 2013.